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                                                                Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated February 7, 1997, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-57646, 2-86945, 33-11117, 33-32527, 33-38133, 33-44855, 33-48167,
33-50438, 33-51447, 33-52945, 33-58099, 33-61335, 33-62283, 333-00843,
333-01667, and 333-02137.


                                                          ARTHUR ANDERSEN LLP


New York, New York,
March 26, 1997.